                                                                  Exhibit 99.1.4

           AMENDMENT NO. 12 AND CONSENT TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 12 AND CONSENT TO LOAN AND SECURITY AGREEMENT (this
"Amendment"), dated as of December 28, 2006, by and among Handy & Harman, a New
York corporation ("Parent"), OMG, Inc., a Delaware corporation formerly known as
Olympic Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an
Oklahoma corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with Parent, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, an "Existing Borrower" and collectively, "Existing Borrowers"), OMG Roofing, Inc., a Delaware corporation
("OMG Roofing" as hereinafter further defined and together with Existing
Borrowers, each individually, a "Borrower" and collectively, "Borrowers"), Handy
& Harman of Canada, Limited, an Ontario corporation ("H&H Canada"), ele
Corporation, a California corporation ("ele"), Alloy Ring Service Inc., a
Delaware corporation ("Alloy"), Daniel Radiator Corporation, a Texas corporation
("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"),
Handy & Harman Automotive Group, Inc., a Delaware corporation ("H&H Auto"),
Handy & Harman International, Ltd., a Delaware corporation ("H&H
International"), Handy & Harman Peru, Inc., a Delaware corporation ("H&H Peru"),
KJ-VMI Realty, Inc., a Delaware corporation ("KVR"), Pal-Rath Realty, Inc., a
Delaware corporation ("Pal-Rath"), Platina Laboratories, Inc., a Delaware
corporation ("Platina"), Sheffield Street Corporation, a Connecticut corporation
("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire
Corporation, a Delaware corporation ("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions, H&H Auto, H&H International, H&H Peru, KVR,
Pal-Rath, Platina, Sheffield and SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Wachovia Bank, National Association, a national banking association that is successor by merger to Congress Financial
Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively,
"Lenders").

                              W I T N E S S E T H:

     WHEREAS, Agent, Lenders, Existing Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of
Lenders) have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Existing Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent,
Lenders, Existing Borrowers and Guarantors, as amended by Consent and Amendment
No. 1 to Loan and Security Agreement, dated as of August 31, 2004, Amendment No.
2 to Loan and Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and Security Agreement, dated as of May 20, 2005, Amendment No. 5 to
Loan and Security Agreement, dated as of September 8, 2005, Amendment No. 6 and
Waiver to Loan and Security Agreement, dated as of December 29, 2005, Consent and Amendment No. 7 to Loan and Security Agreement, dated as of January 24,
2006, Consent and Amendment No. 8 to Loan and Security Agreement, dated as of
March 31, 2006, Amendment No. 9 to Loan and Security Agreement, dated as of July
18, 2006, Amendment No. 10 to Loan and Security Agreement, dated as of October
30, 2006, and Amendment No. 11 and Waiver to Loan and Security Agreement, dated of even date herewith (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto
(all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated
or replaced, being collectively referred to herein as the "Financing
Agreements");

     WHEREAS, Borrowers have requested that (a) Agent and Lenders: (i) consent to the formation of OMG Roofing and H&H Acquisition Corp. (as hereinafter defined), (ii) consent to the Acquisition by OMG Roofing of the ITW Assets (as
hereinafter defined) from ITW Sellers (as hereinafter defined) pursuant to the
ITW Purchase Documents (as hereinafter defined), (iii) consent to the
Acquisition by H&H Acquisition Corp. of the Capital Stock of OMNI (as
hereinafter defined) from OMNI Sellers (as hereinafter defined) pursuant to the
OMNI Purchase Documents (as hereinafter defined), (iv) consent to the guarantee by OMG of the obligations of OMG Roofing to ITW Sellers under the ITW Purchase
Documents, (v) agree to make OMG Roofing a Borrower under the Loan Agreement and the other Financing Agreements, (b) Term B Loan Lender (as hereinafter defined)
make the Term B Loan (as hereinafter defined) to Borrowers and (c) Agent and
Lenders make certain amendments to the Loan Agreement and the other Financing
Agreements related to the foregoing;

     WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments and consents;

     NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a)  ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

               (i)    "Amendment No. 12" shall mean this Amendment No. 12 to
Loan and Security Agreement by and among Borrowers, Guarantors, Agent and the
Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (ii)   "Amendment No. 12 Effective Date" shall mean the first
date on which all of the conditions precedent to the effectiveness of this
Amendment shall have been satisfied or shall have been waived by Agent.

               (iii)  "Approved Fund" shall mean with respect to any Lender that is a fund or similar investment vehicle that makes or invests in commercial loans, any other fund or similar investment vehicle that invests in commercial loans which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               (iv)   "Early Termination Fee" shall mean the fee payable by
Borrowers pursuant to Section 13.1(b) of the Loan Agreement.

               (v)    "Enforcement Action" shall mean the exercise by Agent (or
its assignee or designee) in good faith and in a commercially reasonable manner of any of its material enforcement rights and remedies as a secured creditor hereunder or under the other Financing Agreements, applicable law or otherwise, in respect of any of the Collateral, at any time following the occurrence of an
Event of Default (including, without limitation, the demand for the immediate payment of all or any portion of the Obligations, the solicitation of bids from third parties to conduct the liquidation of any of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling any of the Collateral, the opposition of the sale of assets constituting Collateral in any bankruptcy or insolvency proceeding, the commencement of any action to foreclose on the Liens of Agent in all or any material portion of the Collateral or commencement of any legal proceedings or actions against any Borrower or with respect to all or any portion of the Collateral).

               (vi)   "H&H Acquisition Corp." shall mean the Subsidiary of a
Borrower to be formed by such Borrower for purposes of acquiring the Capital
Stock of OMNI, and its successors and assigns.

               (vii)  "ITW Aquisition" shall mean the Acquisition by OMG Roofing of the ITW Assets pursuant to the ITW Purchase Documents.

               (viii) "ITW Assets" shall mean the assets acquired by OMG Roofing from ITW described in Section 1 of the ITW Purchase Agreement (as in effect on the Amendment No. 12 Effective Date).

               (ix)   "ITW Sellers" shall mean, collectively, Illinois Tool
Works Inc., a Delaware corporation, and ITW Canada Management Company, a limited partnership governed by the laws of Ontario, and their respective successors and assigns.

               (x)    "ITW Purchase Agreement" shall mean the Asset Purchase
Agreement, dated on or about the Amendment No. 12 Effective Date, among ITW
Sellers, as sellers, OMG Roofing, as buyer, and OMG, as guarantor, as the same now exists or may hereafter be amended, modified or supplemented.

               (xi)   "ITW Purchase Documents" shall mean, collectively, (a) the
ITW Purchase Agreement, together with all of the schedules and exhibits thereto,
(b) the Transition Services Agreement, dated on or about the Amendment No. 12

Effective Date, among ITW Sellers and OMG Roofing, (c) the Assignment and
Assumption Agreement, dated on or about the Amendment No. 12 Effective Date, among ITW Sellers and OMG Roofing, (d) the Assignment and Assumption Agreement,
dated on or about the Amendment No. 12 Effective Date, among ITW Sellers, OMG
Roofing and the landlord of the Real Property leased by OMG Roofing located at
1500 West Bryn Mawr Road, Itasca, Illinois, and (e) the other agreements, documents and instruments executed and/or delivered in connection with the ITW
Purchase Agreement, as the same now exist or may hereafter be amended, modified or supplemented.

               (xii)  "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

               (xiii) "OMNI Aquisition" shall mean the Acquisition to be made by
H&H Acquisition Corp. of all of the Capital Stock of OMNI pursuant to the OMNI
Purchase Documents

               (xiv)  "OMG Roofing" shall mean OMG Roofing, Inc., a Delaware corporation, and its successors and assigns.

               (xv)   "OMNI" shall mean OMNI Technologies Corp., a New Hampshire corporation, and its successors and assigns.

               (xvi)  "OMNI Sellers" shall mean the owners of the Capital Stock of OMNI prior to the consummation of the OMNI Acquisition, and their respective successors and assigns.

               (xvii) "OMNI Purchase Agreement" shall mean the Stock Purchase
Agreement to be entered into among OMNI, OMNI Sellers and H&H Acquisition Corp., as the same now exists or may hereafter be amended, modified or supplemented.

               (xviii) "OMNI Purchase Documents" shall mean, collectively, (a)
the OMNI Purchase Agreement, together with all of the schedules and exhibits thereto, and (b) the other agreements, documents and instruments executed and/or delivered in connection with the OMNI Purchase Agreement, as the same now exist or may hereafter be amended, modified or supplemented.

               (xix)  "Registered Term B Loan" shall have the meaning set forth in Section 2.3C hereof.

               (xx)   "Registered Term B Note" shall have the meaning set forth
in Section 2.3C hereof.

               (xxi)  "Revolving Loan Commitment" shall mean, at any time, as to each Revolving Loan Lender, the principal amount set forth below on Schedule
1.24 hereto designated as the Revolving Loan Commitment or on Schedule 1 to the
Assignment and Acceptance Agreement pursuant to which such Revolving Loan Lender became a Revolving Loan Lender hereunder in accordance with the provisions of

Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as
"Revolving Loan Commitments".

               (xxii) "Revolving Loan Lender" shall mean the financial
institutions with Revolving Loan Commitments or which holds Revolving Loans and other persons made a party to this Agreement as a Revolving Loan Lender in accordance with Section 13.7 hereof, and their respective successors and assigns; sometimes being referred to herein collectively as "Revolving Loan
Lenders".

               (xxiii) "Term B Loan" shall mean the term loan made by or on behalf of Term B Loan Lender to Borrowers on the Amendment No. 12 Effective Date
as provided for in Section 2.3C hereof".

               (xxiv) "Term B Loan Action Default" shall mean an Event of
Default under Sections 10.1(a)(i), 10.1(e), 10.1(f), 10.1(g), 10.1(h), 10.1(j),
10.1(m) or 10.1(n), or 10.1(a)(ii) and 10.1(a)(iii) of the Loan Agreement (to
the extent arising as a result of the failure to comply with Sections 9.7, 9.8,
9.9, 9.10, 9.11, 9.12, or 9.17 of the Loan Agreement), in each case after giving effect to all applicable cure periods, if any.

               (xxv)  "Term B Loan Commitment" shall mean, at any time, as to
Term B Loan Lender, the principal amount designated as its Term B Loan
Commitment set forth on Schedule 1.24 hereto.

               (xxvi) "Term B Loan Fee Letter" shall mean the letter agreement, dated as of the Amendment No. 12 Effective Date, by and among Borrowers, Term B
Loan Lender and Agent, setting forth certain fees payable by Borrowers to Agent for the benefit of Term B Loan Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (xxvii) "Term B Loan Interest Rate" shall have the meaning set forth in clause (a)(v) of the definition of "Interest Rate".

               (xxviii) "Term B Loan Lender" shall mean Ableco Finance LLC, a
Delaware limited liability company, together with its successors and assigns.

               (xxix) "Tranche B Subordination Agreement" shall mean the Tranche
B Subordination Agreement, dated on or about the Amendment No. 12 Effective
Date, by and between Agent and Tranche B Term Loan Agent, as acknowledged and agreed by Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (b)  AMENDMENTS TO DEFINITIONS.

               (i)    BORROWERS. Each reference to the term "Borrower" or
"Borrowers" in the Loan Agreement or any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, OMG Roofing.

               (ii)   COLLATERAL. All references to the term "Collateral" in the
Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the assets and properties of OMG Roofing at any time subject to the security interest or lien of Agent, including the assets and properties described in
Section 17 hereof.

               (iii)  COMMITMENT. The definition of "Commitment" in Section 1.24 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.24 'Commitment' shall mean, as the context may require, a
          Revolving Loan Commitment or the Term B Loan Commitment; sometimes being collectively referred to herein as "Commitments".

               (iv)   EXCESS AVAILABILITY. The definition of "Excess
Availability" in Section 1.46 of the Loan Agreement is hereby amended by deleting ", the Equipment Purchase Term Loans or the Supplemental Term Loans"
and replacing it with ", the Equipment Purchase Term Loans, the Supplemental
Term Loans or the Term B Loan".

               (v)    FINANCING AGREEMENTS. The term "Financing Agreements" as
used in the Loan Agreement and in the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment, the Amendment No. 12 Fee Letter and the Term B Loan
Fee Letter, as each of the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (vi)   FIXED CHARGES. The definition of "Fixed Charges" in
Section 1.57 of the Loan Agreement is hereby amended by deleting ", the
Equipment Purchase Term Loans and the Supplemental Term Loans" and replacing it with ", the Equipment Purchase Term Loans, the Supplemental Term Loans and the
Term B Loan".

               (vii)  INFORMATION CERTIFICATE. All references to the term
"Information Certificate" in the Loan Agreement or any of the other Financing
Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Information Certificate of OMG Roofing delivered in connection with this Amendment.

               (viii) INTEREST RATE. The definition of "Interest Rate" in
Section 1.69 of the Loan Agreement is hereby amended by:

                      (A) inserting the following clause (vii) prior to the
period at the end of clause (a)(vi) of such definition:

               "and (vii) as to the Term B Loan, a rate equal to (A)
          three-quarters (3/4%) percent per annum in excess of the Prime Rate, or (B) three and one-half (3 1/2) percent per annum in excess of the
          Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by a Borrower, or by Administrative
          Borrower on behalf of such Borrower, as in effect three (3) Business
          Days after the date of receipt by Agent of the request of or on behalf of such Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to any Borrower or Guarantor)."

                      (B) deleting the reference to "at Agent's option," in
clause (c) of such definition and replacing it with the following:

               "at Agent's option or at the direction of Term B Loan Lender with respect to the Term B Loan, after notice to Agent and Administrative
          Borrower,".

               (ix)   LENDERS. The definition of "Lenders" in Section 1.74 of
the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.74 'Lenders' shall mean, collectively, the Revolving Loan
          Lenders and the Term B Loan Lender (each sometimes being referred to individually as a "Lender"), EXCEPT THAT for purposes of Sections
          1.54, 1.92, 2.1, 2.2, 2.3, 2.3A, 3.1, 3.2, 3.3, 6.10, 12.8 and 13.1(b)
          hereof, all references to the term "Lenders" in such Sections shall be deemed and each such reference is hereby amended to mean the Revolving
          Loan Lenders only.

               (x)    LOANS. The definition of "Loans" in Section 1.79 of the
Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.79 'Loans' shall mean, collectively, the Revolving Loans, the
          Term Loans, the Equipment Purchase Term Loans, the Supplemental Term
          Loans and the Term B Loan (each sometimes referred to individually as a "Loan"), EXCEPT THAT for purposes of Sections 1.11, 1.28, 1.119,
          2.1(a), 3.2, 6.3(b), 6.5, 6.9, 6.10 and 12.8 hereof, all references to the term "Loans" in such Sections and each such reference is hereby amended to mean the Revolving Loans, the Term Loans, the Equipment
          Purchase Term Loans and the Supplemental Term Loans."

               (xi)   MAXIMUM CREDIT. The definition of "Maximum Credit" in
Section 1.82 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.82 'Maximum Credit' shall mean $125,000,000."

               (xii)  PRIORITY EVENT. The definition of "Priority Event" in the
Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               " 'Priority Event' shall mean the occurrence of any one or more of the following: (a) the occurrence and continuance of an Event of
          Default under Section 10.1(a)(i) hereof with respect to any Borrower's failure to pay any of the Obligations arising pursuant to the
          Revolving Loans, Term Loans or Equipment Purchase Term Loans
          (including principal, interest, fees and expenses attributable thereto); (b) the occurrence and continuance of an Event of Default under Sections 10.1(g) or 10.1(h) hereof; (c) the occurrence of any other Event of Default and the acceleration by Agent of the payment of all or a material portion of the Obligations; or (d) Agent shall have received the written notice from Term B Loan Lender of a Term B Loan
          Action Default as provided in Section 10.2(j) hereof."

               (xiii) PRO RATA SHARE. The definition of "Pro Rata Share" in
Section 1.108 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.108  'Pro Rata Share' shall mean

                      (a) with respect to matters related to the Commitment of a
          Lender for Supplemental Term Loans, the fraction (expressed as a percentage) the numerator of which is such Lender's Commitment for
          Supplemental Term Loans and the denominator of which is the aggregate amount of all of the Commitments of Lenders for Supplemental Term
          Loans, as adjusted from time to time in accordance with the provisions of Section 13.7 hereof; PROVIDED, THAT, if the Commitments for
          Supplemental Term Loans have been terminated, the numerator shall be the unpaid amount of such Lender's Supplemental Term Loans and the denominator shall be the aggregate amount of all unpaid Supplemental
          Term Loans;

                      (b) with respect to a Revolving Loan Lender's obligation
          to make Revolving Loans, Term Loans and Equipment Purchase Term Loans
          and to acquire interests in Letter of Credit Accommodations and receive payments of interest and principal with respect thereto, the fraction (expressed as a percentage) the numerator of which is such
          Revolving Loan Lender's Revolving Loan Commitment and the denominator of which is the aggregate amount of all of the Revolving Loan
          Commitments, as adjusted from time to time in accordance with the provisions of Section 13.7 hereof; PROVIDED, THAT, if the Revolving
          Loan Commitments have been terminated, the numerator shall be the unpaid amount of such Revolving Loan Lender's Revolving Loans, Term
          Loans and Equipment Purchase Term Loans and its interest in the Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Revolving Loans, Term Loans and Equipment
          Purchase Term Loans and Letter of Credit Accommodations;

                      (c) with respect to the Term B Loan Lender's obligations
          to make the Term B Loan and receive payments of principal, interest, fees, costs and expenses with respect thereto, one hundred (100%)
          percent; and

                      (d) with respect to all other matters as to a particular
          Lender (including without limitation the indemnification obligations arising under Section 11.5 hereof and the voting rights set forth in
          Section 11.3 hereof), the fraction (expressed as a percentage) the numerator of which is the aggregate amount of all of such Lender's
          Commitments and the denominator of which is the aggregate amount of all of the Commitments of all Lenders; provided, THAT, if the
          Revolving Loan Commitments have been terminated, the numerator shall be the unpaid amount of each Lender's Loans (and in the case of
          Revolving Loan Lenders, its interest in the Letter of Credit
          Accommodations) and the denominator shall be the aggregate amount of all unpaid Revolving Loans, Term Loans, Equipment Purchase Term Loans,
          Letter of Credit Accommodations and Term B Loan."

               (xiv)  REQUIRED LENDERS. The definition of "Required Lenders" in
Section 1.118 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.118 'Required Lenders' shall mean, at any time, those Lenders whose Pro Rata Shares aggregate sixty-five (65%) percent or more of the aggregate of the Commitments of all Lenders, or if the Commitments
          shall have been terminated, Lenders to whom at least sixty-five (65%)
          percent of the then outstanding Obligations are owing."

               (xv)   RESERVES. The definition of "Reserves" in Section 1.119 of the Loan Agreement is hereby amended by adding the following at the end thereof:

               "Without limiting the generality of the foregoing, the Revolving
          Loans and Letter of Credit Accommodations otherwise available to
          Borrowers shall, at Agent's option, be subject to a special reserve, in an amount up to any unpaid interest, fees, costs, expenses or other charges with respect to the Term B Loan."

               (xvi)  REVOLVING LOAN LIMIT. The definition of "Revolving Loan
Limit" in Section 1.120 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.120 'Revolving Loan Limit' shall mean, at any time, the amount equal to (a) $76,000,000, less (b) the outstanding aggregate principal amount of the Term Loans and the Equipment Purchase Term Loans."

          (c)  INTERPRETATION. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     2.   CONSENT TO FORMATION OF OMNI ROOFING AND H&H ACQUISITION CORP..
Notwithstanding anything to the contrary contained in Section 9.10 of the Loan
Agreement, and subject to the terms and conditions contained herein, Agent and
Lenders hereby consent to the formation of each of OMG Roofing and H&H
Acquisition Corp.; PROVIDED, THAT, each of the following conditions is satisfied:

          (a)  each of OMG Roofing and H&H Acquisition Corp. shall be engaged in the same line of general line of business as the Borrowers;

          (b)  each of OMG Roofing and H&H Acquisition Corp. shall be a direct wholly-owned Subsidiary of a Borrower;

          (c)  Agent shall have received, in form and substance satisfactory to
Agent, (i) true, correct and complete copies of all agreements, documents and instruments relating to the formation of OMG Roofing and H&H Acquisition Corp.
(including, without limitation, certified copies of the Certificates of
Incorporation of each of OMG Roofing and H&H Acquisition Corp.), and all amendments thereto, and (ii) such other information with respect thereto as
Agent may request;

          (d)  as of the date of such formation and after giving effect thereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

     3.   CONSENT TO ACQUISITION OF ITW ASSETS. Notwithstanding anything to the contrary contained in Section 9.10 of the Loan Agreement, and subject to the terms and conditions contained herein, Agent and Lenders hereby consent to the acquisition by OMG Roofing of the ITW Assets and the guarantee by OMG of the obligations of OMG Roofing to ITW Sellers under the ITW Purchase Agreement, in each case on the terms and conditions set forth in the ITW Purchase Documents
(as in effect on the Amendment No. 12 Effective Date), PROVIDED, THAT, each of the following conditions is satisfied:

          (a)  Agent shall have received, in form and substance satisfactory to
Agent, (i) true, correct and complete copies of the ITW Purchase Agreements, duly authorized, executed and delivered by the parties thereto, and such other information and documents that Agent may request, (ii) pro forma financial statements of Parent and its Subsidiaries after the consummation of the ITW
Acquisition, and (iii) a certificate of the chief financial officer of Parent, demonstrating on a pro forma basis compliance with all covenants set forth in
Section 9.17 of the Loan Agreement as if the consummation of the ITW Acquisition occurred on the first day of the most recently ended test period for each of the covenants set forth in Section 9.17 of the Loan Agreement for which financial statements have been delivered in accordance with Section 9.6 of the Loan
Agreement, which shall be in form and substance satisfactory to Agent;

          (b)  immediately after giving effect to the ITW Acquisition, the
Excess Availability as determined by Agent shall be not less than $8,000,000;

          (c)  the maximum aggregate amount of cash consideration paid by the
Borrowers for the ITW Acquisition shall not exceed $25,000,000, excluding working capital adjustments of up to $3,000,000;

          (d)  in no event shall any Accounts or Inventory acquired pursuant to the ITW Acquisition be deemed to be Eligible Accounts or Eligible Inventory until Agent shall have conducted due diligence with respect thereto that is satisfactory to Agent and then only to the extent that the criteria for Eligible
Accounts and Eligible Inventory are satisfied with respect thereto; and

          (e)  no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the ITW Acquisition.

     4.   CONSENT TO ACQUISITION OF CAPITAL STOCK OF OMNI. Notwithstanding
anything to the contrary contained in Section 9.10 of the Loan Agreement, and subject to the terms and conditions contained herein, Agent and Lenders hereby consent to the acquisition by H&H Acquisition Corp. of the Capital Stock of OMNI

                                       10

on the terms and conditions set forth in the OMNI Purchase Documents, PROVIDED,
THAT, each of the following conditions is satisfied:

          (a)  Agent shall have received, in form and substance satisfactory to
Agent, (i) true, correct and complete copies of the OMNI Purchase Agreements, duly authorized, executed and delivered by the parties thereto, and such other information and documents that Agent may request, (ii) pro forma financial statements of Parent and its Subsidiaries after the consummation of the OMNI
Acquisition, and (iii) a certificate of the chief financial officer of Parent, demonstrating on a pro forma basis compliance with all covenants set forth in
Section 9.17 of the Loan Agreement as if the consummation of the OMNI
Acquisition occurred on the first day of the most recently ended test period for each of the covenants set forth in Section 9.17 of the Loan Agreement for which financial statements have been delivered in accordance with Section 9.6 of the
Loan Agreement, which shall be in form and substance satisfactory to Agent;

          (b)  the OMNI Purchase Agreements shall provide that all of the
Capital Stock of OMNI shall be sold free and clear of any and all Liens, except for Liens permitted under Section 9.8 of the Loan Agreement (and if any such property is subject to any Lien not permitted by this clause (b), then concurrently with the OMNI Acquisition such Lien shall be released);

          (c)  the maximum aggregate amount of cash consideration paid by the
Borrowers for the OMNI Acquisition shall not exceed $3,000,000, excluding working capital adjustments of up to $500,000;

          (d)  immediately after giving effect to the OMNI Acquisition, Excess
Availability as determined by Agent shall be not less than $5,000,000;

          (e)  in no event shall any Accounts or Inventory acquired pursuant to the OMNI Acquisition be deemed to be Eligible Accounts or Eligible Inventory until Agent shall have conducted due diligence with respect thereto that is satisfactory to Agent and then only to the extent that the criteria for Eligible
Accounts and Eligible Inventory are satisfied with respect thereto;

          (f)  each of H&H Acquisition Corp. and OMNI shall execute and deliver to Agent, in form and substance satisfactory to Agent, promptly and in any event within three (3) days after its formation (in the case of H&H Acquisition Corp.)
or the closing of the OMNI Acquisition (in the case of OMNI) the agreements, instruments and other documents required by Agent pursuant to Section 9.18 of the Loan Agreement, including without limitation:

               (i)    a guaranty guaranteeing the Obligations;

               (ii)   a security agreement to grant Agent a valid and perfected
Lien on the assets and properties of H&H Acquisition Corp. and OMNI, which Lien shall be prior to all other Liens;

               (iii)  a Pledge and Security Agreement granting to Agent a first pledge of and lien on all of the issued and outstanding shares of Capital Stock of H&H Acquisition Corp., duly authorized, executed and delivered by the owner of the Capital Stock of H&H Acquisition Corp., together with the original stock

                                       11

certificates evidencing all of the issued and outstanding shares of Capital
Stock of H&H Acquisition Corp. and undated stock powers with respect thereto duly executed in blank;

               (iv)   a Pledge and Security Agreement granting to Agent a first
pledge of and lien on all of the issued and outstanding shares of Capital Stock of OMNI, duly authorized, executed and delivered by H&H Acquisition Corp., together with the original stock certificates evidencing all of the issued and outstanding shares of Capital Stock of OMNI and undated stock powers with respect thereto duly executed in blank;

               (v)    if applicable, Mortgages creating on the Real Property of
H&H Acquisition Corp. and OMNI a perfected, first priority lien on such Real
Property, a title insurance policy covering such Real Property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance reasonably satisfactory to Agent, together with such other agreements, instruments and documents as the Agent may reasonably require;

               (vi)   an Information Certificate duly authorized, executed and
delivered by H&H Acquisition Corp. and OMNI in favor of Agent and Lenders;

               (vii)  a Secretary's Certificate with respect to, among other things, the resolutions of its Board of Directors evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such Borrower and Guarantor of the Loan Agreement and the other Financing
Agreements; and

               (viii) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such security agreement, pledge agreement or
Mortgage or otherwise to effect the intent that H&H Acquisition Corp. and OMNI shall become bound by all of the terms, covenants and agreements contained in the Loan Agreement and the other Financing Agreements and that all property and assets of H&H Acquisition Corp. and OMNI shall become Collateral for the
Obligations;

          (g)  Borrowers shall promptly deliver to Agent, in form and substance satisfactory to Agent, updated certificates of liability insurance, evidence of property insurance and lender's loss payable endorsements required under the
Loan Agreement and the other Financing Agreements for Parent and its
Subsidiaries to include H&H Acquisition Corp. and OMNI as Subsidiaries of
Parent; and

          (h)  no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the OMNI Acquisition.

     5.   TERM B LOAN. Section 2 of the Loan Agreement is hereby amended by adding the following immediately after Section 2.3B:

                                       12

               "2.3C  TERM B LOAN.

                      (a) MAKING OF TERM B LOAN. Subject to and upon the terms
               and conditions contained herein, Term B Loan Lender agrees to make the Term B Loan to Borrowers on the Amendment No. 12
               Effective Date in the amount of the Term B Loan Commitment.

                      (b) TERM B LOAN INTEREST.

                           (i) Subject to Section 6.4 hereof, Borrower shall pay
               to Agent, for the benefit of Term B Loan Lender, interest on the outstanding principal amount of the Term B Loan at the Term B
               Loan Interest Rate. Subject to Section 6.4 hereof, all interest accruing with respect to the Term B Loan hereunder on and after the Termination Date or the date of any Event of Default or termination hereof shall be payable on demand in accordance with
               Section 6.4 hereof.

                           (ii) All interest in respect of the Term B Loan shall
               be (A) calculated based upon the applicable Term B Loan Interest
               Rate, (B) calculated on the basis of a three hundred sixty (360)
               day year and actual days elapsed and (C) paid monthly in arrears to Agent on the first day of each calendar month, or at Agent's option, charged to Borrower's account(s) maintained by Agent as of the first day of each calendar month subject to Section 6.4 hereof.

                           (iii) In no event shall interest payable by Borrowers
               to Agent, for the benefit of Term B Loan Lender, exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement or any of the other Financing Agreements is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

                      (c) REPAYMENT OF TERM B LOAN. The Term B Loan shall be
               repaid in full on the Termination Date (or if earlier, upon an
               Event of Default as provided in Section 10.2 hereof). Borrowers may make a voluntary prepayment, without premium or penalty, in whole or in part of the outstanding principal amount of the Term
               B Loan so long as each of the following conditions is satisfied:
               (i) as of the date of any such prepayment and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (ii) for each of the thirty (30)
               consecutive days prior to any such prepayment, Excess
               Availability shall have been not less than $15,000,000 and immediately after giving effect to any such prepayment, Excess
               Availability shall be not less than $15,000,000, and (iii)
               Borrowers shall provide Agent with at least one (1) but no more than five (5) Business Days' prior written notice of such
               voluntary prepayment. Any principal amount of the Term B Loan which is repaid or prepaid may not be reborrowed.

                      (d) TERM B LOAN FEES. Borrower agrees to pay Agent, for
               the benefit of the Term B Loan Lender, the fees and other amounts

                                       13

               set forth in the Term B Loan Fee Letter in the amounts and at the time specified therein.

                      (e) REGISTERED TERM B LOAN. Agent, on behalf of Borrowers, agrees to record the Term B Loan on the Register referred to in
               Section 13.7(b) hereof. The Term B Loan recorded on the Register
               (the "Registered Term B Loan") may not be evidenced by promissory notes other than a Registered Term B Note (as defined below).
               Upon the registration of the Term B Loan, any promissory note
               (other than a Registered Term B Note) evidencing the same shall be null and void and shall be returned to Borrowers. Borrowers agree, at the request of Term B Loan Lender, to execute and deliver to Term B Loan Lender a promissory note in registered form reasonably acceptable to Term B Loan Lender to evidence such
               Registered Term B Loan (that is, containing registered note language) and registered as provided in Section 13.7(b) hereof (a
               "Registered Term B Note"), payable to the order of Term B Loan
               Lender and otherwise duly completed. Once recorded on the
               Register, the Obligations evidenced by such Registered Term B
               Note may not be removed from the Register so long as it remains outstanding, and a Registered Term B Note may not be exchanged for a promissory note that is not a Registered Term B Note."

     6.   MANDATORY PREPAYMENTS. Section 2.4 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               "2.4 MANDATORY PREPAYMENTS. Notwithstanding the provisions of
          Section 6.4 hereof, so long as no Event of Default exists or has occurred and is continuing:

                      (a) Upon the receipt by any Borrower or any of its
               Subsidiaries of any Extraordinary Receipts, Borrowers shall immediately prepay the Obligations as set forth below, in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary
               Receipts;

                           (i) if such Extraordinary Receipts are the proceeds
               of Inventory or Accounts, then such proceeds shall be applied,
               FIRST, to the outstanding principal amount of the Revolving
               Loans, SECOND, to the outstanding principal amount of the Term
               Loans, THIRD, to the outstanding principal amount of the
               Equipment Purchase Term Loans, FOURTH, to the outstanding
               principal amount of the Supplemental Term Loans, and FIFTH, to the outstanding principal amount of the Term B Loan; and

                           (ii) if such Extraordinary Receipts are the proceeds
               of any Collateral (other than Inventory or Accounts), then such proceeds shall be applied, FIRST, to the outstanding principal amount of the Term Loans, SECOND, to the outstanding principal amount of the Equipment Purchase Term Loans, THIRD, to the outstanding principal amount of the Supplemental Term Loans, and
               FOURTH, at Borrowers' option, to either (A) the outstanding principal amount of the Term B Loan or (B) the outstanding

                                       14

               principal amount of the Revolving Loans so long as (in the case of this clause (B) only) Agent establishes and maintains a permanent Reserve in an amount equal to the amount of such Net
               Proceeds that are so applied by the prepayment of the Revolving
               Loans;

               PROVIDED, HOWEVER, THAT (A) so long as no Default or Event of
               Default has occurred and is continuing, on the date such Person receives Extraordinary Receipts consisting of insurance proceeds from one or more policies covering, or proceeds from any
               judgment, settlement, condemnation or other cause of action in respect of, the loss, damage, taking or theft of any property or assets, such Extraordinary Receipts received by the Borrowers may, at the option of the Borrowers, be applied to repair, refurbish or replace such property or assets or acquire
               replacement property or assets for the property or assets so lost, damaged or stolen or other property or assets used or useful in the business of any Borrower for the property or assets so disposed, PROVIDED, THAT (x) the Agent for the benefit of the
               Lenders has a first-priority Lien on such replacement (or
               repaired or restored) property or assets, (y) the Borrowers deliver a certificate to the Agent within 10 days after the date of receipt of such Extraordinary Receipts stating that such
               Extraordinary Receipts shall be used to repair or refurbish such property or assets or to acquire such replacement property or assets for the property or assets so lost, damaged or stolen or such other property or assets used or useful in the business of any Borrower within 120 days after the date of receipt of such
               Extraordinary Receipts (which certificate shall set forth an estimate of the Extraordinary Receipts to be so expended), and
               (z) if such Extraordinary Receipts are the proceeds of Real
               Property and aggregate $1,000,000 or more, the Borrowers shall obtain the prior written consent of the Agent and (B) if all or any portion of such Extraordinary Receipts are not so used within the 120-day period, such unused Extraordinary Receipts shall be applied to prepay the Obligations in accordance with this Section
               2.4(a). Pending such reinvestment, the Extraordinary Receipts shall be applied as a prepayment of Revolving Loans. Any
               Extraordinary Receipts applied to repair, refurbish or replace
               Collateral pursuant to and in accordance with this Section 2.4(a)
               shall not be deemed Capital Expenditures for purposes of this
               Agreement.

                      (b) Upon the issuance or sale by any Borrower or any of
               its Subsidiaries of Capital Stock of such Borrower or Subsidiary as permitted in Sections 9.7(b)(iii) and (iv) hereof, or the issuance or incurrence by any Borrower or any of its Subsidiaries of any Indebtedness of the type described in Section 9.9(e)
               hereof, Borrowers shall immediately prepay the Obligations, in an amount equal to 100% of the Net Cash Proceeds received by such
               Person in connection therewith as follows: FIRST, to the
               outstanding principal amount of the Term Loans, SECOND, to the outstanding principal amount of the Equipment Purchase Term
               Loans, THIRD, to the outstanding principal amount of the
               Supplemental Term Loans, and FOURTH, at Borrowers' option, to either (A) the outstanding principal amount of the Term B Loan or
               (B) the outstanding principal amount of the Revolving Loans so long as (in the case of this clause (B) only) Agent establishes and maintains a permanent Reserve in an amount equal to the

                                       15

               amount of such Net Proceeds that are so applied by the prepayment of the Revolving Loans. The provisions of this subsection (b)
               shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and
               conditions of this Agreement.

                      (c) Upon the sale or disposition of any Collateral by any
               Borrower or any of its Subsidiaries as permitted in Section
               9.7(b)(ii) or (vi) or upon the sale or disposition of any
               Collateral of any Borrower or any of its Subsidiaries not
               otherwise permitted by the terms of this Agreement but consented to by the Required Lenders, Borrowers shall immediately prepay the Obligations as set forth below, in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such sale or disposition:

                           (i) if such sale or disposition is of Inventory or
               Accounts, then such Net Cash Proceeds shall be applied, FIRST, to the outstanding principal amount of the Revolving Loans, SECOND, to the outstanding principal amount of the Term Loans, THIRD, to the outstanding principal amount of the Equipment Purchase Term
               Loans, FOURTH, to the outstanding principal amount of the
               Supplemental Term Loans, and FIFTH, to the outstanding principal amount of Term B Loan;

                           (ii) if such sale or disposition is of any Collateral
               (other than Inventory or Accounts), then such Net Cash Proceeds shall be applied, FIRST, to the outstanding principal amount of the Term Loans, SECOND, to the outstanding principal amount of the Equipment Purchase Term Loans, THIRD, to the outstanding principal amount of the Supplemental Term Loans, and FOURTH, at
               Borrowers' option, to either (A) the outstanding principal amount of the Term B Loan or (B) the outstanding principal amount of the
               Revolving Loans so long as (in the case of this clause (B) only)
               Agent establishes and maintains a permanent Reserve in an amount equal to the amount of such Net Proceeds that are so applied by the prepayment of the Revolving Loans.

                      (d) All prepayments of the Term Loans, the Equipment
               Purchase Term Loans and the Term B Loan under this Section 2.4 shall be applied against the remaining installments (if any) of principal due on the Term Loans, the Equipment Purchase Term
               Loans or the Term B Loan, as applicable, in the inverse order of maturity. Notwithstanding anything to the contrary in this
               Section 2.4, all prepayments of principal under this Section 2.4 shall be made together with accrued and unpaid interest thereon to the date of such prepayment."

     7.   INTEREST. Section 3.1(b)(v)(A) of the Loan Agreement is hereby amended by deleting "the Term Loans, the Equipment Purchase Term Loans and the
Supplemental Term Loans" and replacing it with "the Term Loans, the Equipment
Purchase Term Loans, the Supplemental Term Loans and the Term B Loan".

                                       16

     8.   FEES. Section 3.2(a) of the Loan Agreement is hereby amended by deleting the reference to "Revolving Loan Limit" and replacing it with
"$76,000,000".

     9.   PAYMENTS.

          (a) Section 6.4(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               "(a) All Obligations shall be payable to the Agent Payment
          Account as provided in Section 6.3 or such other place as Agent may designate from time to time. Subject to the other terms and conditions contained herein, Agent shall apply payments received or collected from any Borrower or Guarantor or for the account of any Borrower or
          Guarantor (including the monetary proceeds of collections or of realization upon any Collateral) as follows: FIRST, to pay in full any fees, indemnities or expense reimbursements then due to Agent and
          Lenders from any Borrower or Guarantor; SECOND, to pay in full interest due in respect of any Loans (and including any Special Agent
          Advances); THIRD, to pay or prepay in full principal due in respect of
          Special Agent Advances; FOURTH, to pay in full principal due in respect of the Term Loans; FIFTH, to pay in full principal due in respect of the Equipment Purchase Term Loans; SIXTH, to pay in full principal due in respect of the Revolving Loans; SEVENTH, to pay or prepay in full principal in respect of the Supplemental Term Loans;
          EIGHTH, to pay in full principal due in respect of the Term B Loan;
          and NINTH, to pay or prepay in full any other Obligations whether or not then due, in such order and manner as Agent determines.
          Notwithstanding anything to the contrary contained in the immediately preceding sentence or otherwise in this Agreement, upon and after the occurrence of a Priority Event, Agent shall apply payments received or collected from any Borrower or Guarantor or for the account of any
          Borrower or Guarantor (including the monetary proceeds of collections or of realization upon any Collateral) as follows: FIRST, to pay in full any fees (other than the Early Termination Fee), indemnities or expense reimbursements then due to Agent and Lenders from any Borrower or Guarantor; SECOND, to pay in full interest due in respect of any
          Revolving Loans (including any Special Agent Advances), Term Loans and
          Equipment Purchase Term Loans, on a pro rata basis; THIRD, to pay or prepay in full principal in respect of Special Agent Advances, whether or not then due; FOURTH, to pay or prepay in full principal in respect of the Term Loans, whether or not then due; FIFTH, to pay or prepay in full principal in respect of the Equipment Purchase Term Loans, whether or not then due; SIXTH, to pay or prepay in full principal in respect of the Revolving Loans, whether or not then due (and including cash collateral for Letter of Credit Accommodations in an amount equal to one hundred five (105%) percent of the amount of the Letter of
          Credit Accommodations); SEVENTH, to pay in full interest due in respect of the Supplemental Term Loans; EIGHTH, to pay or prepay in full principal in respect of the Supplemental Term Loans, whether or not then due, NINTH, to pay in full interest due in respect of the
          Term B Loan; TENTH, to pay or prepay in full principal in respect of the Term B Loan, whether or not then due; and ELEVENTH, to pay or prepay in full any other Obligations (including the Early Termination

                                       17

          Fee), whether or not then due, in such and manner as Agent determines.
          Notwithstanding anything to the contrary contained in this Agreement,
          (i) unless so directed by Administrative Borrower, or unless a Default or Event of Default shall exist or have occurred and be continuing,
          Agent shall not apply any payments which it receives to any Eurodollar
          Rate Loans, except (A) on the expiration date of the Interest Period applicable to any such Eurodollar Rate Loans or (B) in the event that there are no outstanding Prime Rate Loans and (ii) to the extent any
          Borrower uses any proceeds of the Loans or Letter of Credit
          Accommodations to acquire rights in or the use of any Collateral or to repay any Indebtedness used to acquire rights in or the use of any
          Collateral, payments in respect of the Obligations shall be deemed applied first to the Obligations arising from Loans and Letter of
          Credit Accommodations that were not used for such purposes and second to the Obligations arising from Loans and Letter of Credit
          Accommodations the proceeds of which were used to acquire rights in or the use of any Collateral in the chronological order in which such
          Borrower acquired such rights in or the use of such Collateral."

          (b) Section 6.4 of the Loan Agreement is hereby amended by adding the following subsection (c) to the end of such Section:

               "(c) All references to "payment in full" or "payment or
          prepayment in full" in this Section 6.4 means all amounts owing in respect of the Obligations referred to, including any principal, interest, fees, costs, expenses and other amounts owed to Agent or any
          Lender which would accrue and become due but for the commencement of any case under the Bankruptcy Code or any similar statute, whether or not such amounts are allowed or allowable in whole or in part in such a case, but excluding (i) interest to the extent paid in excess of amounts based on the pre-default rates (but not any other interest)
          and (ii) fees paid in respect of the waiver of an Event of Default, in each case as to amounts under clauses (i) and (ii) only to the extent that such amounts are disallowed in any case with respect to Borrowers under the Bankruptcy Code."

     10.  USE OF PROCEEDS. Section 6.6 of the Loan Agreement is hereby amended by inserting the following sentence after the first sentence of such Section:

               "Borrowers shall use the proceeds of the Term B Loan provided by
          Term B Loan Lender to Borrowers hereunder only for: (i) payments of up to $5,000,000 in the aggregate to the WHX Plan in accordance with the
          PBGC Settlement Agreement, (ii) payment of the purchase price for the
          ITW Assets pursuant to the ITW Purchase Documents, (iii) payment of the purchase price for the Capital Stock of OMNI pursuant to the OMNI
          Purchase Documents, (iv) the costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of Amendment
          No. 12 and the other Amendment Documents (as defined in Amendment No.
          12), and (v) for general operating, working capital and other proper corporate purposes of such Borrower not otherwise prohibited by the terms hereof."

                                       18

     11.  COSTS AND EXPENSES.

          (a) Section 9.22 of the Loan Agreement is hereby amended by deleting the reference to "Borrowers and Guarantors shall pay to Agent on demand" and replacing it with "Borrowers and Guarantors shall pay to Agent and Term B Loan
Lender on demand".

          (b) Section 9.22(h) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               "(h) the fees and disbursements of counsel (including legal assistants) to Agent and Term B Loan Lender in connection with any of the foregoing."

     12.  REMEDIES. Section 10.2 of the Loan Agreement is hereby amended to add the following new Section 10.2(j) at the end thereof:

               "(j) Notwithstanding anything to the contrary contained herein, except as the Term B Loan Lender shall otherwise agree, Agent shall demand payment of the Obligations and commence and pursue such other
          Enforcement Actions as Agent in good faith deems appropriate within ninety (90) days (except with respect to Events of Default described in Sections 10.1(g) and 10.1(h) hereof, Agent shall take such
          Enforcement Actions as it deems appropriate under the circumstances promptly upon receipt of notice) after the date of the receipt by
          Agent of written notice executed and delivered by the Term B Loan
          Lender of a Term B Loan Action Default, and requesting that Agent commence Enforcement Actions, provided, THAT, (i) such Term B Loan
          Action Default has not been waived or cured, (ii) in the good faith determination of Agent, taking an Enforcement Action is permitted under the terms of this Agreement and applicable law, (iii) taking an
          Enforcement Action shall not result in any liability of Agent or
          Lenders to any Borrower or any other person, (iv) Agent shall be entitled to all of the benefits of Sections 12.2, 12.3 and 12.5 hereof, and (v) Agent shall not be required to take an Enforcement
          Action so long as within the ninety (90) day period provided above,
          Agent shall, at its option, appoint Term B Loan Lender, as an agent of
          Agent for purposes of exercising the rights of Agent to take an
          Enforcement Action, subject to the terms hereof."

     13.  AMENDMENTS AND WAIVERS. Section 11.3 of the Loan Agreement is hereby amended by adding the following new Sections 11.3(e) and (f) at the end of such
Section as follows:

               "(e) Notwithstanding anything to the contrary contained in
          Section 11.3(a) hereof, no such amendment, waiver, discharge or termination shall provide for any such amendment, waiver, discharge or termination of any of the following to the extent provided below without the consent of Agent and Term B Loan Lender:

                                       19

                      (i)  the terms of Section 9.17 hereof (or any definition
          with respect to financial terms used in such financial covenant in a manner which has the effect of reducing the amounts which Borrowers are required to maintain pursuant to such financial covenants);

                      (ii) the definitions of "Adjusted Eurodollar Rate",
          "Borrowing Base" (but only to the extent such proposed change in the definition would increase the advance rates above those in effect on the Amendment No. 12 Effective Date), "Capital Expenditures", "Change
          of Control", "Consolidated Net Income", "EBITDA", "Eligible Accounts",
          "Eligible Inventory", "Eligible Consigned Precious Metals Inventory",
          "Eligible Transferee", "Enforcement Action", "Excess Availability",
          "Fixed Charge Coverage Ratio", "Fixed Charges", "Leverage Ratio",
          "Material Adverse Effect", "Net Recovery Percentage", "Permitted
          Acquisition", "Prime Rate", "Priority Event", "Pro Rata Share", "Term
          B Loan", "Term B Loan Action Default", or "Term B Loan Interest Rate";

                      (iii) the terms of Section 2.3C hereof;

                      (iv) any of the following Sections hereof in any material
          respect: 1.69(a)(v), 2.4, 6.4, 7.7, 9.7, 9.8, 9.9, 9.10, 9.11,
          9.12(b), 9.16, 9.17, 9.22, 10.2, 11.3, 12.8, 12.11, 13.1(a), or 13.7
          hereof;

                      (v)  an increase in the Maximum Credit or the Revolving
          Loan Limit or the outstanding principal amount of the Term B Loan;

                      (vi) forgiveness, compromise or cancellation of any of the
          Term B Loan.

               (f) Agent shall not make any Special Agent Advance pursuant to
          Section 12.11(a)(i) or Section 12.11(a)(ii) hereof, or additional
          Revolving Loan or Letter of Credit Accommodation as provided in
          Section 12.8 hereof, without the prior consent of Term B Loan Lender if after giving effect thereto the sum of the then outstanding Special
          Agent Advances pursuant to such Sections and any then outstanding
          Revolving Loans and Letter of Credit Accommodations in excess of the
          Borrowing Base as provided in Section 12.8, would exceed the lesser of
          $2,000,000 or ten (10%) percent of the Borrowing Base (determined as of the date of such Special Agent Advance based on the then most recent information received and accepted by Agent) ."

     14.  SUCCESSOR AGENT. Section 12.13 of the Loan Agreement is hereby amended by adding the following sentence to the end of such Section:

          "In the event that all Obligations other than in respect of the Term B
     Loan are fully and finally paid and satisfied or Term B Loan Lender has exercised its option to purchase such Obligations owing to the Revolving
     Loan Lenders as provided in Section 13.1(e) hereof, (a) Agent may, at its option, appoint Term B Loan Lender as successor agent hereunder and (b)
     Term B Loan Lender shall have the right, but not the obligation, upon

                                       20

     written notice to Agent, to require Agent to resign under this Section
     12.13 (and in the case of the exercise by Term B Loan Lender of its purchase option provided in Section 13.1(e) hereof, such resignation to be effective immediately upon the effectiveness of the purchase by Term B Loan
     Lender of the Obligations owing to the Revolving Loan Lenders pursuant to the purchase option granted to Term B Loan Lender set forth in Section
     13.1(e) hereof)."

     15.  TERM.

          (a)  Section 13.1(d) of the Loan Agreement is hereby amended by deleting ", the Equipment Purchase Term Loans and/or the Supplemental Term
Loans" from the last sentence of such Section and replacing it with ", the
Equipment Purchase Term Loans, the Supplemental Term Loans and/or the Term B
Loan".

          (b)  Section 13.1 of the Loan Agreement is hereby amended by adding the following subsection (e) to the end of such Section:

                      "(e) TERM B LOAN LENDER PURCHASE OPTION.

                           (i) NOTICE OF EXERCISE. Upon the occurrence and
          during the continuance of a Priority Event, Term B Loan Lender shall have the option at any time, upon five (5) Business Days' prior written notice to Agent, to purchase all of the Obligations (other than those already owing to Term B Loan Lender) from the Revolving
          Loan Lenders. Such notice from Term B Loan Lender to Agent shall be irrevocable.

                           (ii) PURCHASE AND SALE. On the date specified by Term
          B Loan Lender in such notice (which shall not be less than five (5)
          Business Days, nor more than twenty (20) days, after the receipt by
          Agent of the notice from Term B Loan Lender of its election to exercise such option), Revolving Loan Lenders shall sell to Term B
          Loan Lender, and Term B Loan Lender shall purchase from Revolving Loan
          Lenders, the Obligations (other than those already owing to Term B
          Loan Lender), PROVIDED, THAT, Revolving Loan Lenders shall retain all rights to be indemnified or held harmless by Borrowers in accordance with the terms of this Agreement and the other Financing Agreements but shall not retain any rights to the security therefor. Agent hereby represents and warrants that, as to Obligations owing to it as a
          Revolving Loan Lender, as of the Amendment No. 12 Effective Date, no
          approval of any court or other regulatory or governmental authority is required for such sale.

                           (iii) PAYMENT OF PURCHASE PRICE. Upon the date of
          such purchase and sale, Term B Loan Lender shall (A) pay to Agent, on behalf of Revolving Loan Lenders, as the purchase price therefor the full amount of all the Obligations (other than those already owing to
          Term B Loan Lender) then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses but excluding the Early Termination Fee), (B) furnish cash collateral to Agent in a manner and in such amounts as Agent determines is reasonably necessary to secure Agent and Revolving Loan

                                       21

          Lenders in connection with any issued and outstanding Letter of Credit
          Accommodations (but not in any event in an amount greater than one hundred five (105%) percent of the aggregate undrawn face amount of such Letter of Credit Accommodations), (C) agree to reimburse Agent and Revolving Loan Lenders for any loss, cost, damage or expense
          (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding Letter of Credit Accommodations as described above and any checks or other payments provisionally credited to the Obligations (other than those already owing to Term B
          Loan Lender), and/or as to which Agent or any Revolving Loan Lender has not yet received final payment and for any other amounts which
          Agent may be required to pay to any bank or other financial institution that is a party to a Deposit Account Control Agreement
          (and, in each case, all of such payments shall be made without offset, deduction or defense), (D) agree to reimburse Agent and Revolving Loan
          Lenders in respect of indemnification obligations of Borrowers under this Agreement and the other Financing Agreements as to matters or circumstances known to Term B Loan Lender at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) to Agent or Revolving Loan Lenders, PROVIDED, THAT, in
          no event shall Term B Loan Lender have any liability for such amounts in excess of proceeds of Collateral received by Term B Loan Lender,
          (E) agree to indemnify and hold harmless Agent and Revolving Loan
          Lenders from and against any loss, liability, claim, damage or expense
          (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party as a direct result of any acts by Term B Loan Lender occurring after the date of such purchase, and
          (F) agree to pay to Agent and Revolving Loan Lenders the Early
          Termination Fee within three (3) Business Days after receipt by Term B
          Loan Lender of amounts sufficient to pay the Early Termination Fee, after the payment in full in cash to Term B Loan Lender of the Term B
          Loan and the other Obligations purchased by Term B Loan Lender pursuant to this Section 13.1(e), including principal, interest and fees thereon and costs and expense of collection thereof (including reasonable attorneys' fees and legal expenses), PROVIDED, THAT, the notice of termination or effective date of termination of the Loan
          Agreement occurs within ninety (90) days after the effective date of the purchase of the Obligations by Term B Loan Lender. Term B Loan
          Lender shall not agree to any amendment to the terms of this Agreement with respect to the Early Termination Fee during such ninety (90) day period. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Agent in New
          York, New York, as Agent may designate in writing to Term B Loan
          Lender for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by Term B Loan Lender to the bank account designated by Agent are received in such bank account prior to 1:00 p.m., New
          York City time and interest shall be calculated to and including such business day if the amounts so paid by Term B Loan Lender to the bank

                                       22

          account designated by Agent are received in such bank account later than 1:00 p.m., New York City time.

                           (iv) LIMITATION ON REPRESENTATIONS AND WARRANTIES.
          Such purchase shall be expressly made without representation or warranty of any kind by Agent or any Revolving Loan Lender as to the
          Obligations owing to any of them or otherwise and without recourse to
          Agent or any Revolving Loan Lender, except that each Revolving Loan
          Lender shall represent and warrant: (A) the amount of its portion of the Obligations being purchased, (B) that such Revolving Loan Lender owns its portion of the Obligations free and clear of any Liens or encumbrances and (C) such Revolving Loan Lender has the right to assign such Obligations and the assignment is duly authorized.

                           (v) NOTICE OF EXERCISE OF REMEDIES. Agent agrees that
          it will give Term B Loan Lender five (5) Business Days' prior written notice of its intention to commence the exercise of any enforcement right or remedy against the Collateral and/or to accelerate all or any material portion of the Obligations, except that such period of prior written notice may be less (but in any event concurrently with exercise thereof) as to any portion of the Collateral to the extent that in the good faith determination of Agent there are events or circumstances that imminently threaten the value of such Collateral or the ability of Agent to exercise its rights with respect to such
          Collateral, including the removal, diversion, concealment, abscondment, destruction or waste thereof. In the event that during such five (5) Business Day period (or such lesser period as provided above), Term B Loan Lender shall send to Agent the irrevocable notice of Term B Loan Lender's intention to exercise the purchase option given by Revolving Loan Lenders to Term B Loan Lender under this
          Section 13.1(e), Agent shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral or accelerate all or any material portion of the Obligations (provided that continuing collection of Receivables and other actions permitted under the Loan Agreement and other Financing Agreements shall not be prohibited hereunder), PROVIDED, THAT, the purchase and sale with respect to the Obligations provided for herein shall have closed within five (5) Business Days thereafter and Agent shall have received payment in full of the Obligations as provided for herein within such five (5) Business Day period."

     16.  ASSIGNMENTS; PARTICIPATIONS.

          (a) Section 13.7(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               "(a) Each Lender may, with the prior written consent of Agent, assign all or, if less than all, a portion equal to at least
          $5,000,000 in the aggregate for the assigning Lender, of such rights and obligations under this Agreement to one or more Eligible
          Transferees (but not including for this purpose any assignments in the form of a participation), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and
          Acceptance; PROVIDED, THAT, (i) such transfer or assignment will not be effective until recorded by Agent on the Register and (ii) Agent shall have received for its sole account payment of a processing fee

                                       23

          from the assigning Lender or the assignee in the amount of $5,000;
          PROVIDED, THAT, such processing fee shall not be applicable to any assignments made to Affiliates of the assigning Lender or Approved
          Funds. Notwithstanding anything to the contrary contained in this
          Section 13.7(a), Term B Loan Lender may assign any or all of its rights under the Financing Agreements to an Affiliate of Term B Loan
          Lender or an Approved Fund of Term B Loan Lender without the prior written consent of Agent and without delivering an Assignment and
          Acceptance to Agent or Borrowers, PROVIDED, THAT, (i) Borrowers and
          Agent may continue to deal solely and directly with such Term B Loan
          Lender until a fully executed Assignment and Acceptance has been delivered to Agent for recordation on the Register, (ii) the failure of Term B Loan Lender to deliver an Assignment and Acceptance to Agent or Borrowers shall not affect the legality, validity or binding effect of such assignment and (iii) an Assignment and Acceptance between Term
          B Loan Lender and an Affiliate of Term B Loan Lender or an Approved
          Fund of Term B Loan Lender shall be effective as of the date specified in such Assignment and Acceptance and recorded on the Register or the comparable register maintained by the assigning Lender in accordance with Section 13.7(b) hereof."

          (b) Section 13.7(b) of the Loan Agreement is hereby amended by adding the following sentences to the end of such Section:

               "In the case of an assignment by a Lender to any of its Approved
          Funds that is not reflected in Agent's Register, the assigning Lender shall maintain a comparable register on behalf of Agent. Any such comparable register shall be available for inspection by
          Administrative Borrower and Agent at any reasonable time and from time to time upon reasonable prior notice."

          (c) Section 13.7 of the Loan Agreement is hereby amended by adding a new Section 13.7(h) as follows:

               "(h) A Registered Term B Loan (and the Registered Term B Note, if
          any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register or comparable register (and each Registered Term B Note shall expressly so provide). Any assignment or sale of all or part of such Registered
          Term B Loan (and the Registered Term B Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register (or comparable register), together with the surrender of the Registered Term B Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Term B Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Term B Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Term B Loan (and the Registered Term Note,
          if any evidencing the same), Agent and Borrowers shall treat the
          Person in whose name such Loan (and the Registered Term Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the event that Term B Loan
          Lender sells participations in a Registered Term B Loan, Term B Loan
          Lender shall maintain a register on which it enters the name of all participants in the Registered Term B Loan (the "Participant

                                       24

          Register"). A Registered Term B Loan (and the Registered Term B Note,
          if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register
          (and each Registered Term B Note shall expressly so provide). Any participation of such Registered Term Loan (and the Registered Term
          Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. Any such Participant Register shall be available for inspection by
          Administrative Borrower and Agent at any reasonable time and from time to time upon reasonable prior notice."

     17.  GRANT OF SECURITY INTEREST. Without limiting the provisions of Section
5 of the Loan Agreement, to secure payment and performance of all Obligations,
OMG Roofing hereby grants to Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the benefit of Lenders, as security, all of its personal and real property and fixtures, and interests in property and fixtures, whether now owned or hereafter acquired or existing, and wherever located, including:

          (a)  all Accounts;

          (b)  all general intangibles, including, without limitation, all
Intellectual Property;

          (c)  all goods, including, without limitation, Inventory and
Equipment;

          (d)  all Real Property and fixtures;

          (e)  all chattel paper, including, without limitation, all tangible and electronic chattel paper;

          (f)  all instruments, including, without limitation, all promissory notes;

          (g)  all documents;

          (h)  all deposit accounts;

          (i)  all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

          (j)  all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an

                                       25

unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

          (k)  all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of any Borrower or Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of any Borrower or
Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

          (l)  all commercial tort claims;

          (m)  to the extent not otherwise described above, all Receivables;

          (n)  all Records; and

          (o)  all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

     18.  ASSUMPTION OF OBLIGATIONS; AMENDMENTS TO GUARANTEES AND FINANCING
AGREEMENTS.

          (a)  OMG Roofing hereby expressly (i) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Existing Borrowers and as applied to OMG Roofing, with the same force and effect as if OMG Roofing had originally executed and been an original Borrower signatory to the Loan Agreement and the other Financing Agreements, (ii) is deemed to make as to itself and Existing
Borrowers, and is, in all respects, bound by all representations and warranties made by Existing Borrowers to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, (iii) agrees that Agent, for itself and the benefit of Lenders, shall have all rights, remedies and interests, including security interests in and liens upon the Collateral granted to Agent pursuant to Section 17 hereof, under and pursuant to the Loan Agreement and the other Financing Agreements, with respect to OMG Roofing and its properties and assets with the same force and effect as Agent, for itself and the benefit of
Lenders, has with respect to Existing Borrowers and their respective assets and properties, as if OMG Roofing had originally executed and had been an original
Borrower signatory, as the case may be, to the Loan Agreement and the other
Financing Agreements, and (iv) assumes and agrees to be directly liable to Agent and Lenders for all Obligations under, contained in, or arising pursuant to the
Loan Agreement or any of the other Financing Agreements to the same extent as if
OMG Roofing had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements.

          (b)  Each Existing Borrower, in its capacity as a guarantor of the payment and performance of the Obligations of the other Existing Borrowers, and each Guarantor hereby agrees that the Guarantees, each dated March 31, 2004, by

                                       26

Existing Borrowers and Guarantors in favor of Agent (the "Existing Guarantees")
are hereby amended to include OMG Roofing as an additional guarantor party signatory thereto, and OMG Roofing hereby agrees that the Existing Guarantees are hereby amended to include OMG Roofing as an additional guarantor party signatory thereto. OMG Roofing hereby expressly (i) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Existing
Borrowers and Guarantors signatories thereto, for payment and performance of all
Obligations (as defined in each Existing Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing
Guarantees with the same force and effect as if OMG Roofing had originally executed and been an original party signatory to the Existing Guarantees as a
Guarantor, and (iii) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to OMG Roofing and its property under the
Existing Guarantees with the same force and effect as if OMG Roofing had originally executed and been an original party signatory as a Guarantor to the
Existing Guarantees.

     19.  AUTHORIZATION TO FILE FINANCING STATEMENTS. OMG Roofing hereby irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements indicating as the collateral all now existing or hereafter arising or acquired property and assets of OMG Roofing (or such lesser property and assets as Agent may determine and describing any thereof in such detail and specificity as Agent may determine)
naming Agent, as secured party, and OMG Roofing, as debtor, and including any other information with respect to OMG Roofing required under the UCC and PPSA for the sufficiency of such financing statements or for such financing statements to be accepted by any filing office of such jurisdiction as Agent determines may be applicable, together with any amendments or continuations with respect thereto. OMG Roofing also ratifies and approves its authorization for
Agent to file any such financing statements which may have been filed by Agent prior to the Amendment No. 12 Effective Date. In the event that the description of the collateral in any such financing statement includes assets that do not constitute Collateral, the filing of such financing statement shall nonetheless be deemed authorized by OMG Roofing to the extent of the collateral included in such description and it shall not render such financing statement ineffective as to any of the Collateral. Agent is also irrevocably and unconditionally authorized to adopt on behalf of OMG Roofing any symbol required for authenticating any electronic filing. Nothing contained in this Section should be construed to in any manner limit any other authorization by OMG Roofing of the filing of financing statements by or on Agent's behalf or for Agent's benefit.

     20.  AMENDMENT FEES. In addition to all other fees, charges, interest and expenses payable by any Borrower or Guarantor to Agent or Lenders under the Loan
Agreement and the other Financing Agreements, (a) Borrowers shall pay to Agent, for its own account, the fees provided for in the letter agreement, dated as of
Amendment No. 12 Effective Date, by Borrowers in favor of Agent (the "Amendment
No. 12 Fee Letter") and (b) Borrowers shall pay to Agent, for the account of
Term B Loan Lender, the fees provided for in the letter agreement, dated as of the Amendment No. 12 Effective Date, by Borrowers in favor of Agent for the benefit of Term B Loan Lender (the "Term B Loan Fee Letter").

     21.  SCHEDULES TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting Schedule 1.24 to the Loan Agreement and replacing it with the Schedule set forth on Schedule 1 attached to this Amendment.

                                       27

     22.  MORTGAGES. Solely for purposes of construing the Mortgages and the
Obligations secured thereby, the parties hereto agree that (a) the Term B Loan shall be deemed to be a "Term Loan" and (b) the Term B Loan and all Obligations
relating thereto shall be secured by the Mortgages and the liens created thereby.

     23.  CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

          (a)  Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and all Lenders;

          (b)  Agent shall have received, in form and substance satisfactory to
Agent and Term B Loan Lender, the Subordination Agreement, duly authorized, executed and delivered by Tranche B Term Loan Agent and acknowledged by
Borrowers and Guarantors, which Subordination Agreement shall be in full force and effect;

          (c)  Agent shall have received, in form and substance satisfactory to
Agent, Consent and Amendment No. 9 to Loan and Security Agreement (the "Tranche
B Amendment"), duly authorized, executed and delivered by Tranche B Term Loan
Agent, Borrowers and Guarantors, which Tranche B Amendment shall be in full force and effect;

          (d)  Agent shall have received, in form and substance satisfactory to
Agent, a Guarantee of the Obligations of OMG Roofing to Agent and Lenders, duly authorized, executed and delivered by each Borrower (other than OMG Roofing) and each Guarantor;

          (e)  Agent shall have received, in form and substance satisfactory to
Agent, a Pledge and Security Agreement granting to Agent a first pledge of and lien on all of the issued and outstanding shares of Capital Stock of OMG
Roofing, duly authorized, executed and delivered by OMG, together with the original stock certificates evidencing all of the issued and outstanding shares of Capital Stock of OMG Roofing and undated stock powers with respect thereto duly executed in blank;

          (f)  Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, updated certificates of liability insurance, evidence of property insurance and lender's loss payable endorsements required under the
Loan Agreement and the other Financing Agreements for Parent and its
Subsidiaries to include OMG Roofing as a Subsidiary of Parent;

          (g)  Agent shall have received, in form and substance satisfactory to
Agent, a Trademark Collateral Assignment and Security Agreement, duly authorized, executed and delivered by OMG Roofing granting to Agent a first pledge of and lien on all of the trademarks and related Collateral of OMG
Roofing;

          (h)  Agent shall have received, in form and substance satisfactory to
Agent, a Patent Collateral Assignment and Security Agreement, duly authorized, executed and delivered by OMG Roofing granting to Agent a first pledge of and lien on all of the patents and related Collateral of OMG Roofing;

                                       28

          (i)  Agent shall have received, in form and substance satisfactory to
Agent, an amendment to each of the Mortgages relating to the Real Property of
Borrowers and Guarantors located in the States of Indiana, Rhode Island,
Delaware, Ohio, Wisconsin, Connecticut and Massachusetts, duly authorized, executed and delivered by the applicable Borrower or Guarantor;

          (j)  either (A) the ITW Purchase Agreement shall permit the collateral assignment by OMG Roofing to Agent of the rights of OMG Roofing under the ITW
Purchase Documents or (B) Agent shall have received, in form and substance satisfactory to Agent, an acknowledgment by ITW Sellers in favor of Agent with respect to the collateral assignment by OMG Roofing to Agent of the rights of
OMG Roofing under the ITW Purchase Documents, duly authorized, executed and delivered by ITW Sellers;

          (k)  Agent shall have received, in form and substance satisfactory to
Agent, an opinion of counsel to Borrowers and Guarantors with respect to the matters contemplated by this Amendment, addressed to Agent and Lenders as Agent shall reasonably require;

          (l)  Agent shall have received original good standing certificates and certificates of authority to do business (or their equivalent) from the
Secretary of State (or comparable official) of the State of Delaware and each jurisdiction in which OMG Roofing conducts business;

          (m)  Agent shall have received and reviewed UCC, Federal and State tax lien and judgment searches against OMG Roofing in its jurisdiction of incorporation, the jurisdiction in which its chief executive office is located and all jurisdictions in which its assets are located, which search results shall be in form and substance reasonably satisfactory to Agent;

          (n)  Agent shall have received for OMG Roofing, (i) a copy of its
Certificate of Incorporation (and all amendments thereto), certified by the
Secretary of State of the State of Delaware as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its Bylaws, certified by its Secretary or Assistant Secretary, and (iii)
a certificate from its Secretary dated on or about the Amendment No. 12
Effective Date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

          (o)  Agent shall have received, in form and substance satisfactory to
Agent, an Information Certificate duly authorized, executed and delivered by OMG
Roofing in favor of Agent and Lenders;

          (p)  Agent shall have received, in form and substance satisfactory to
Agent, a Secretary's Certificate from OMG Roofing with respect to, among other things, the resolutions of the Board of Directors of such Borrower and Guarantor evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such Borrower and Guarantor of this Amendment and the other Amendment Documents;

          (q)  no material adverse change shall have occurred in the assets, business or financial condition (financial or otherwise) of Borrowers since
November 30, 2006 and no change or event shall have occurred which would impair

                                       29

the ability of any Borrower or Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

          (r)  Term B Loan Lender shall have completed a field review of the
Records of Borrowers and Guarantors and such other information with respect to the Collateral as Term B Loan Lender may require, the results of which in each case shall be satisfactory to Term B Loan Lender, not more than three (3)
Business Days prior to the Amendment No. 12 Effective Date;

          (s)  immediately after giving effect to the transactions contemplated by this Amendment, the Excess Availability as determined by Agent shall be not less than $8,000,000;

          (t)  Agent shall have received, in form and substance satisfactory to
Agent, a true and correct copy of (i) the consent of the PBGC to the terms of this Amendment (including, without limitation, the increase in the Maximum
Credit as provided herein) and (ii) any other consent, waiver or approval to or of this Amendment or any other Amendment Documents which any Borrower or
Guarantor is required to obtain from any other Person; and

          (u)  no Default or Event of Default shall exist or have occurred and be continuing.

     24.  REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which representations and warranties are a continuing condition of the making of
Loans and providing Letter of Credit Accommodations to Borrowers:

          (a)  within thirty (30) days following the Amendment No. 12 Effective
Date (or such longer period as Agent may agree in its sole discretion),
Borrowers shall use its commercially reasonable efforts to deliver to Agent, in form and substance satisfactory to Agent, a Collateral Access Agreement with respect to the premises leased by OMG Roofing located at 1500 West Bryn Mawr
Road, Itasca, Illinois, duly authorized, executed and delivered by OMG Roofing and the owner or lessor of such premises;

          (b)  within one hundred twenty (120) days following the Amendment No.
12 Effective Date (or such longer period as Agent may agree in its sole discretion), Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, an endorsement (or a commitment to issue an endorsement)
to the existing title insurance policies relating to Mortgages encumbering the
Real Property of Borrowers and Guarantors located in the States of Indiana,
Rhode Island, Delaware, Ohio and Wisconsin, (i) insuring the priority and amount of such Mortgages (as so amended) and (ii) containing any legally available endorsements, assurances or affirmative coverage requested by Agent for the protection of its interest with respect to such Mortgages (as so amended);

          (c)  each Borrower and Guarantor is a corporation duly organized and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states, provinces or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for

                                       30

those jurisdictions in which the failure to so qualify would not have a Material
Adverse Effect;

          (d)  this Amendment, each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment, the "Amendment Documents"), and each of the ITW
Purchase Documents have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the Amendment No. 12 Effective Date, and the agreements and obligations of each of the Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles;

          (e)  the execution, delivery and performance of this Amendment and the other Amendment Documents, (a) are all within each Borrower's and Guarantor's corporate powers and (b) are not in contravention of law or the terms of any
Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking
(including, without limitation, the Tranche B Term Loan Agreement) to which any
Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;

          (f)  neither the execution and delivery of this Amendment, the other
Amendment Documents, and the ITW Purchase Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions hereof or thereof (i) has resulted in or shall result in the creation or imposition of any Lien upon any of the Collateral, except in favor of Agent, or as expressly permitted by Section 9.8 of the Loan Agreement, (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement; (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any respect; (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound (including without limitation the Tranche B Term Loan
Agreement), and (v) violates or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

          (g)  No action of, or filing with, or consent of any Governmental
Authority (other than the filing of UCC and PPSA financing statements with respect to OMG Roofing), and no approval or consent of any other third party that has not been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment, the other Amendment Documents and the ITW Purchase Documents;

          (h)  all of the representations and warranties set forth in the Loan
Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the Amendment No. 12 Effective

                                       31

Date as if made on the Amendment No. 12 Effective Date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

          (i)  after giving effect to the consummation of the ITW Acquisition, including the payment of the purchase price in respect of the ITW Assets with the proceeds of the Loans made on the Amendment No. 12 Effective Date, all of the assets and properties of OMG Roofing are owned by it, free and clear of all
Liens of any kind, nature or description, except those security interests granted pursuant hereto in favor of Agent, and except for liens and security interests (if any) permitted under the Loan Agreement or the other Financing
Agreements;

          (j)  all actions and proceedings required by the ITW Purchase
Documents, or applicable law or regulation in connection therewith (other than the payment of the purchase price in respect of the ITW Assets with the proceeds of the Loans made on the Amendment No. 12 Effective Date) have been duly and validly taken and consummated;

          (k)  all of the shares of Capital Stock of OMG Roofing (i) are noted
in its books and records, and (ii) have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind;

          (l)  as of the Amendment No. 12 Effective Date, OMG Roofing (i) is a
corporation, duly formed and validly existing in good standing under the laws of the State of Delaware; (ii) is duly licensed or qualified to do business as a foreign limited liability company, and is in good standing in each jurisdiction wherein the character of the properties owned or licensed or the nature of the business of OMG Roofing makes such licensing or qualification to do business necessary except for those jurisdictions where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; and (iii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and as presently contemplated will be conducted in the future;

          (m)  immediately after giving effect to the transactions contemplated to occur under this Amendment and the ITW Purchase Documents, on the Amendment
No. 12 Effective Date, each Borrower and H&H Canada (on a stand-alone basis) is
Solvent;

          (n)  Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, such other Financing Agreements to be governed by the laws of Canada and/or the Provinces of Nova Scotia and/or Ontario in order to perfect the security interest of Agent in the Collateral of OMG Roofing located in Canada and such Provinces, in each case duly authorized, executed and delivered by OMG Roofing in favor of Agent and Lenders, and Borrowers and
Guarantors shall take such other steps and execute and deliver, and cause to be executed and delivered, to Agent, such other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent's first priority security interest in the Collateral
(including the Collateral of OMG Roofing);

          (o)  no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits the consummation of the transactions contemplated by the ITW Purchase Documents and no governmental or other action or proceeding has been threatened or commenced seeking any

                                       32

injunction, restraining order or other order which seeks to void or otherwise modify the transactions contemplated by the ITW Purchase Documents, nor compliance with the provisions thereof;

          (p)  the Tranche B Amendment (as defined below) has been executed and delivered by all parties thereto and is in full force and effect; and

          (q)  after giving effect to the transactions contemplated by this
Amendment, the other Amendment Documents and the ITW Purchase Documents, no
Default or Event of Default exists or has occurred and is continuing.

     25.  EFFECT OF THIS AGREEMENT. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Financing
Agreements are intended or implied, and in all other respects the Financing
Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 12 Effective Date. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this
Amendment shall control.

     26.  FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes hereof.

     27.  GOVERNING LAW. The validity, interpretation and enforcement of this
Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     28.  BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     29.  HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     30.  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                                       33

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

                                             AGENT

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION, as Agent

                                             By: /s/ Authorized Signatory
                                                 -------------------------------
                                             Title: Authorized Signatory

                                             LENDERS

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION

                                             By: /s/ Authorized Signatory
                                                 -------------------------------
                                             Title: Authorized Signatory

                                             TEXTRON FINANCIAL CORPORATION

                                             By: /s/ Authorized Signatory
                                                 -------------------------------
                                             Title: Authorized Signatory

                                             BANK OF AMERICA, N.A.

                                             By: /s/ Authorized Signatory
                                                 -------------------------------
                                             Title: Authorized Signatory

                                             ABLECO FINANCE LLC

                                             By: /s/ Authorized Signatory
                                                 -------------------------------
                                             Title: Authorized Signatory

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             BORROWERS

                                             HANDY & HARMAN

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Chief
                                                    Financial Officer

                                             OMG, INC.

                                             By: /s/ RobertK. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             CONTINENTAL INDUSTRIES, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             MARYLAND SPECIALTY WIRE, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President, Chief
                                                    Financial Officer and Secretary

                                             HANDY & HARMAN TUBE COMPANY, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             CAMDEL METALS CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             CANFIELD METAL COATING CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             MICRO-TUBE FABRICATORS, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             INDIANA TUBE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             LUCAS-MILHAUPT, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             HANDY & HARMAN ELECTRONIC MATERIALS
                                             CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             SUMCO INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             OMG ROOFING, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             GUARANTORS

                                             HANDY & HARMAN OF CANADA, LIMITED

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             ELE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             ALLOY RING SERVICE INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             DANIEL RADIATOR CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President, Treasurer
                                                    and Controller

                                             H&H PRODUCTIONS, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             HANDY & HARMAN AUTOMOTIVE GROUP, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President, Treasurer
                                                    and Assistant Secretary

                                             HANDY & HARMAN INTERNATIONAL, LTD.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             HANDY & HARMAN PERU, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             KJ-VMI REALTY, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             PAL-RATH REALTY, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             PLATINA LABORATORIES, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             SHEFFIELD STREET CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             SWM, INC.

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                             WILLING B WIRE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                --------------------------------
                                             Title: Vice President and Treasurer

                                                  SCHEDULE 1
                                                      TO
                          AMENDMENT NO. 12 AND CONSENT TO LOAN AND SECURITY AGREEMENT

                                                 SCHEDULE 1.24
                                                      TO
                                          LOAN AND SECURITY AGREEMENT

                                                  COMMITMENTS

A.   COMMITMENTS PRIOR TO AMENDMENT NO. 12 EFFECTIVE DATE

-------------------------------------------------------------------------------------------------------------
                                                   Commitment
                                                for Supplemental          Commitment               Total
                         Lender                    Term Loans           for Other Loans          Commitment
-------------------------------------------------------------------------------------------------------------

Wachovia Bank, National Association                 $  7,000,000          $ 50,461,205          $ 57,461,205
-------------------------------------------------------------------------------------------------------------

Textron Financial Corporation                       $          0          $ 17,308,193          $ 17,308,193
-------------------------------------------------------------------------------------------------------------

Bank of America, N.A                                $          0          $ 25,230,602          $ 25,230,602
-------------------------------------------------------------------------------------------------------------

         Totals....................                 $  7,000,000          $ 93,000,000          $100,000,000
-------------------------------------------------------------------------------------------------------------

B.   COMMITMENTS EFFECTIVE UPON AMENDMENT NO. 12 EFFECTIVE DATE

-------------------------------------------------------------------------------------------------------------------
                                       Commitment            Commitment
                                     for Supplemental         for Term B          Commitment            Total
            Lender                     Term Loans               Loans           for Other Loans       Commitment
-------------------------------------------------------------------------------------------------------------------

Wachovia Bank,                         $  7,000,000         $          0         $ 42,000,000         $ 49,000,000
National Association
-------------------------------------------------------------------------------------------------------------------

Textron Financial                      $          0         $          0         $ 14,500,000         $ 14,500,000
Corporation
-------------------------------------------------------------------------------------------------------------------

Bank of America, N.A                   $          0         $          0         $ 19,500,000         $ 19,500,000
-------------------------------------------------------------------------------------------------------------------

Ableco Finance LLC                     $          0         $ 42,000,000         $          0         $ 42,000,000
-------------------------------------------------------------------------------------------------------------------

         Totals                        $  7,000,000         $ 42,000,000         $ 76,000,000         $125,000,000
-------------------------------------------------------------------------------------------------------------------